LETTER TO SHAREHOLDERS                           ACM Managed Dollar Income Fund
===============================================================================
November 10, 1999

Dear Shareholder:

We are pleased to report to you on the investment performance and outlook for the ACM Managed Dollar Income Fund (the "Fund"), for the annual reporting period ended September 30, 1999. The Fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, the Fund invests primarily in high-yielding, high-risk, U.S. and non-U.S. fixed-income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

INVESTMENT RESULTS
The following table shows how the Fund performed over the past six- and twelve-month periods ended September 30, 1999. For comparison we have included corresponding information for the Fund's benchmark, which remains a blended composite consisting of 65% the JP Morgan Emerging Markets Bond Index Plus (the "JPM EMBI-Plus"), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities, and 35% the CS First Boston High Yield Index, which is a standard measure of the performance of a basket of unmanaged U.S. high-yield debt securities. We use such a blended composite benchmark because it more closely resembles the composition of your Fund than does either index separately.

We are pleased to report that your Fund outperformed its composite benchmark for both the six- and twelve-month periods. The Fund's use of leverage (23.8% leveraged as of September 30, 1999) and its emerging market debt holdings enhanced the Fund's performance for both periods. In particular, the Fund's holdings in Russia, Venezuela, Bulgaria and Mexico performed well during both time periods as global growth improved.

 INVESTMENT RESULTS(*)
 Periods Ended September 30, 1999

                                     Total Returns

                                  6 Months 12 Months
                                  -------- ---------
 ACM Managed Dollar
  Income Fund                       5.69%    18.69%
 JP Morgan Emerging
  Markets Bond Index-Plus           6.51%    23.00%
 CS First Boston High
  Yield Index                      -0.47%     3.95%
 65%/35% Composite:                 4.07%    16.33%

(*) The Fund's investment results represent total returns and are based on the net asset value as of September 30, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

     The JP Morgan Emerging Markets Bond Index-Plus is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CS First Boston High Yield Index is a trader-priced portfolio representing 250 sectors and constructed to mirror the high-yield debt market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index.

MARKET OVERVIEW
During the six-month period ended September 30, 1999, global economic growth improved and continued to broaden as Europe, Japan and Asia showed further signs of strengthening. U.S. economic growth downshifted but remained strong, while inflation and unemployment stayed low.

With economic activity remaining strong and global liquidity concerns abating, the U.S. Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis points in June and then by another 25 basis points in August.

LETTER TO SHAREHOLDERS (continued)                ACM Managed Dollar Income Fund
================================================================================

(A third 25 basis point increase in interest rates was announced on November 15, 1999.)

Emerging market debt performed well over the period as global economic growth improved and commodity prices firmed. The emerging market debt sector, as represented by the JPM EMBI-Plus, outperformed all other bond market sectors within the Fund's portfolio, posting a strong +6.51% return during the six-month period ended September 30, 1999. Most individual country returns within the JPM EMBI-Plus were positive during the period with Russia leading the way (+81%) and Venezuela (+13%) and Bulgaria (+10%) also outperforming. Rising oil prices helped the performance of Russian and Venezuelan debt as both countries are heavily dependent on oil exports. Russian bond prices were also boosted by indications that the government will restructure its Soviet Union-era debt. Ecuador's debt posted the worst performance, declining by 26% after the government delayed making interest payments on its debt.

The high-yield sector, as represented by the CS First Boston High Yield Index, performed poorly during the six months ended September 30, 1999, declining by 0.47%. Rising interest rates, large corporate debt issuance and Y2K uncertainty hurt the performance of all non-Treasury securities. The high-yield sector's performance was also dampened by these factors as well as rising default rates and mutual fund outflows. Within the high-yield sector, lower-quality, B-rated securities underperformed higher-quality, BB-rated securities.

OUTLOOK
The global economy continues to gather momentum. We expect the U.S. economy to remain strong through year-end and into the millennium. Growth estimates for 1999 and 2000 are close to 3.5%. Positive inflation fundamentals, however, should keep long-term interest rates trading in a range of 6.0% - 6.5%. While we believe there are structural forces in the marketplace rendering credit markets less liquid, the passing of Y2K should alleviate some liquidity pressures, causing non-Treasury spreads to narrow somewhat from current levels.

Stronger global growth coupled with the recent firming in commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles. In Latin America, Brazil continues to exceed expectations for fiscal reform, while Mexico could move to investment-grade status in the year 2000. In Asia, the macroeconomic picture continues to surprise on the upside but progress on corporate restructuring remains slow.

We continue to view the high-yield sector favorably. Currently, the average high-yield index is yielding about 6.0% over Treasuries, which offers significant value. The combination of increased inflows, passing of Y2K, strong growth and low inflation suggests high-yield spreads should contract, resulting in rising bond prices.

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
September 30, 1999                                ACM Managed Dollar Income Fund
================================================================================

                                                      Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS--60.5%
OTHER SOVEREIGN DEBT
 OBLIGATIONS--40.4%
ARGENTINA--4.6%
Republic of Argentina
 9.75%, 9/19/27 ............................       $     3,000      $  2,520,000
 12.125%, 2/25/19 ..........................             6,000         6,000,000
                                                                     -----------
                                                                       8,520,000
                                                                     -----------

COLOMBIA--4.5%
Republic of Colombia
 8.625%, 4/01/08 ...........................             5,000         4,025,000
 9.75%, 4/23/09 ............................             5,000         4,287,500
                                                                     -----------
                                                                       8,312,500
                                                                     -----------

KAZAKHSTAN--2.7%
Republic of Kazakhstan
 13.625%, 10/18/04 (a) .....................             5,000         4,975,000
                                                                     -----------

LEBANON--1.6%
Republic of Lebanon
 10.25%, 10/06/09 (a) ......................             3,000         3,003,750
                                                                     -----------

MEXICO--9.9%
United Mexican States
 Series XW
 10.375%, 2/17/09 ........................             18,000         18,265,500
                                                                     -----------

RUSSIA--7.8%
Ministry Finance of Russia
 Series VI
 3.00%, 5/14/06 ..........................             26,750          5,451,650
Russian Principal Loans FRN
 6.0625%, 12/15/20 (b) ...................              7,250            634,375
Russian Federation
 8.75%, 7/24/05 ..........................             20,000          8,250,000
                                                                     -----------
                                                                      14,336,025
                                                                     -----------

TURKEY--5.4%
Republic of Turkey
 12.375%, 6/15/09 ........................             10,000          9,925,000
                                                                     -----------

VENEZUELA--3.9%
Republic of Venezuela
 9.25%, 9/15/27 ..........................             11,000          7,260,000
                                                                     -----------
Total Other Sovereign Debt
 Obligations
 (cost $76,231,630) ......................                            74,597,775
                                                                     -----------

NON-COLLATERALIZED
 BRADY BONDS--16.0%
BRAZIL--7.2%
Republic of Brazil--C Bonds
 8.00%, 4/15/14 (c) ......................             13,148          8,366,178
Republic of Brazil
 NMB L FRN
 5.9375%, 4/15/09 ........................              7,000          4,926,600
                                                                     -----------
                                                                      13,292,778
                                                                     -----------
BULGARIA--3.8%
Republic of Bulgaria IAB
 FRN
 6.50%, 7/28/11 ............................            10,000         7,088,000
                                                                     -----------

PERU--2.1%
Republic of Peru FLIRB
 3.75%, 3/07/17 (d) ........................             7,000         3,771,600
                                                                     -----------

VENEZUELA--2.9%
Republic of Venezuela
 FLIRB
 Series A
 6.875%, 3/31/07 (d) .......................             7,143         5,392,814
                                                                     -----------
Total Non-Collateralized
 Brady Bonds
 (cost $29,651,053) ........................                          29,545,192
                                                                     -----------

LOAN PARTICIPATION--4.1%
MOROCCO--4.1%
Kingdom of Morocco
 Loan Participation FRN
 Series A
 5.906%, 1/01/09
 (cost $7,873,314) .........................             9,048         7,645,238
                                                                     -----------
Total Sovereign Debt Obligations
 (cost $113,755,997) .......................                         111,788,205
                                                                     -----------


PORTFOLIO OF INVESTMENTS(continued)               ACM Managed Dollar Income Fund
================================================================================

                                                       Principal
                                                        Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
U.S. CORPORATE DEBT
 OBLIGATIONS--48.4%
AGRICULTURE--1.8%
Trans-Resources, Inc.
 Series B
 10.75%, 3/15/08 ...........................      $      3,750      $  3,393,750
                                                                    ------------

BROADCASTING &
 CABLE--0.5%
Classic Cable, Inc.
 9.375%, 8/01/09 (a) .......................             1,000           970,000
                                                                    ------------

BROADCASTING &
 MEDIA--1.5%
Marvel Enterprises, Inc.
 12.00%, 6/15/09 ...........................             3,000         2,745,000
                                                                    ------------

CHEMICALS--1.0%
Royster-Clark, Inc.
 10.25%, 4/01/09 (a) .......................             2,000         1,800,000
                                                                    ------------

COMMUNICATIONS--12.3%
Econophone, Inc.
 13.50%, 7/15/07 ...........................             4,000         4,295,000
Logix Communications
 Enterprises, Inc.
 12.25%, 6/15/08 ...........................             5,000         4,325,000
Viatel, Inc.
 11.50%, 3/15/09 ...........................             6,000         5,790,000
Williams Communications
 Group, Inc.
 10.875%, 10/01/09 .........................             4,000         3,969,960
Winstar Communications, Inc.
 11.00%, 3/15/08 ...........................             5,000         4,343,750
                                                                     -----------
                                                                      22,723,710
                                                                     -----------

CONSUMER
 MANUFACTURING--3.4%
Generac Portable Products, LLC
 11.25%, 7/01/06 ...........................             4,000         4,120,000
International Knife and Saw, Inc.
 11.375%, 11/15/06 .........................             2,740         2,130,350
                                                                     -----------
                                                                       6,250,350



--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                     Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------
ENERGY--4.5%
Continental Resources, Inc.
 10.25%, 8/01/08 ...........................       $     5,000       $ 4,150,000
Eott Energy Partners LP
 11.00%, 10/01/09 ..........................             4,000         4,060,000
                                                                     -----------
                                                                       8,210,000
                                                                     -----------

GROCERY--1.4%
DiGiorgio Corp. Series B
 10.00%, 6/15/07 ...........................             2,750         2,557,500
                                                                     -----------

LEISURE &
 ENTERTAINMENT--1.1%
TVN Entertainment Corp.
 14.00%, 8/01/08 (a) .......................             5,000         2,000,000
 warrants, expiring
 8/01/08 (e)(f) ............................             5,000            12,500
                                                                     -----------
                                                                       2,012,500
                                                                     -----------

METAL/MINERALS--7.0%
ACME Metals, Inc.
 10.875%, 12/15/07 (b) .....................             6,000         1,110,000
Commonwealth Aluminum Corp.
 10.75%, 10/01/06 ..........................             3,000         3,003,750
Doe Run Resources Corp.
 Series B
 11.25%, 3/15/05 ...........................             6,000         4,950,000
Republic Technology, Inc.
 13.75%, 7/15/09 (a) .......................             4,000         3,820,000
                                                                     -----------
                                                                      12,883,750
                                                                     -----------

PAPER PACKAGING--4.9%
Riverwood International
 10.25%, 4/01/06 ...........................             4,000         3,950,000
Russell-Stanley Holdings, Inc.
 10.875%, 2/15/09 ..........................             5,000         5,075,000
                                                                     -----------
                                                                       9,025,000
                                                                     -----------

PETROLEUM PRODUCTS--1.6%
Chesapeake Energy Corp. ....................
 Series B
 9.625%, 5/01/05 ...........................             3,000         2,887,500
                                                                     -----------



                                                  ACM Managed Dollar Income Fund
================================================================================

                                                    Principal
                                                     Amount
                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------
PLASTICS--2.6%
Foamex LP
 13.50%, 8/15/05 .............................      $     5,000     $ 4,868,750
                                                                    -----------

TECHNOLOGY--1.6%
PSINet, Inc.
 11.00%, 8/01/09 (a) .........................            3,000       2,977,500
                                                                    -----------

TELECOMMUNICATIONS--3.2%
GST Equipment Funding, Inc.
 13.25%, 5/01/07 .............................            5,000       5,250,000
Iridium LLC Capital Corp.
 Series B
 14.00%, 7/15/05 (b) .........................            5,000         575,000
                                                                    -----------
                                                                      5,825,000
                                                                    -----------

Total U.S. Corporate Debt Obligations
 (cost $105,696,839) .........................                       89,130,310
                                                                    -----------

NON-U.S. CORPORATE DEBT
 OBLIGATIONS--16.9%
ARGENTINA--5.5%
Compania Alimentos Fargo
 13.25%, 8/01/08 .............................            4,500       3,498,750
IMPSA Metalurgicas Pescarm
 9.50%, 5/31/02 (a) ..........................            5,000       3,162,500
Supercanal Holdings, SA
 12.00%, 11/07/02 ............................            3,478       3,477,625
                                                                    -----------
                                                                     10,138,875
                                                                    -----------

CANADA--1.6%
Repap New Brunswick
 11.50%, 6/01/04 (a) .........................            3,000       3,030,000
                                                                    -----------

HONG KONG--1.3%
Guangdong Enterprises
 8.875%, 5/22/07 (a) .........................           10,400       2,392,000
                                                                    -----------

MEXICO--2.2%
Innova, S. de R.L
 12.875%, 4/01/07 ............................            5,000       4,037,500
                                                                    -----------

NETHERLANDS--1.8%
DGS International
 Finance Co. BV
 10.00%, 6/01/07 (a) .......................             5,000        3,312,500
                                                                     ----------

--------------------------------------------------------------------------------


                                                    Shares or
                                                    Principal
                                                     Amount
                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------
PHILIPPINES--2.6%
Bayan Telecommunications
 13.50%, 7/15/06 (a) .......................        $    5,000       $4,750,000
                                                                  -------------

UNITED KINGDOM--1.9%
ZSC Specialty Chemicals Plc
 11.00%, 7/01/09 (a) .......................             3,500        3,530,625
                                                                  -------------

Total Non-U.S. Corporate
 Debt Obligations
 (cost $32,507,847) ........................                         31,191,500
                                                                  -------------

NON-CONVERTIBLE
 PREFERRED STOCK--3.0%
Nextel Communications, Inc.
 Series E
 11.125% (g)
 (cost $5,824,890) .........................             5,669        5,569,792
                                                                  -------------

COMMON STOCKS &
 WARRANTS--0.5%
OpTel, Inc.
 Common Stock (e)(h) .......................             8,500               85
Uniroyal
 Technology Corp. (e)(i) ...................            30,000          225,000
Viatel, Inc.
 Common Stock (e)(h) .......................            24,191          713,635
                                                                  -------------

Total Common Stock & Warrants
 (cost $56,890) ...........................                             938,720
                                                                  -------------

TIME DEPOSIT--6.3%
State Street Bank & Trust Co.
 4.875%, 10/01/99
 (cost $11,673,000) .......................            11,673        11,673,000
                                                                  -------------

TOTAL INVESTMENTS--135.6%
 (cost $269,515,463) ......................                         250,291,527
Other assets less liabilities--(35.6%)                              (65,673,607)
                                                                  -------------

NET ASSETS--100% ..........................                       $ 184,617,920
                                                                  =============

PORTFOLIO OF INVESTMENTS (continued)              ACM Managed Dollar Income Fund
================================================================================

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, these securities amounted to $39,723,875 or 21.5% of net assets.
(b)  Security is in default and is non-income  producing.
(c)  Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.
(d) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at September 30, 1999.
(e)  Non-income producing security.
(f) Each warrant entitles the holder to purchase 10.777 shares at an exercise price of $0.01 per share. Expires 8/01/08.
(g)  Paid-in-kind  preferred, quarterly stock payments.
(h)  Common stock, par value is $0.01 per share.
(i) Each warrant entitles the holder to purchase one share at an exercise price of $4.375 per share. Expires 6/01/03.

     Glossary of Terms:
     FLIRB Front Loaded Interest Reduction Bond.
     FRN   Floating Rate Note.
     IAB   Interest Arrears Bond.
     NMB   New Money Bonds.
     PDI   Past Due Interest.

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999                                ACM Managed Dollar Income Fund
================================================================================

ASSETS
Investments in securities, at value (cost $269,515,463) ......    $ 250,291,527
Cash .........................................................              504
Interest receivable ..........................................        7,375,389
Receivable for investment securities sold ....................        3,357,024
Prepaid expenses and other assets ............................           64,862
                                                                  -------------
Total assets .................................................      261,089,306
                                                                  -------------


LIABILITIES
 Loan payable ................................................       57,500,000
 Payable for investment securities purchased .................       15,921,193
 Dividend payable ............................................        2,475,365
 Interest payable ............................................          173,580
 Advisory fee payable ........................................          169,894
 Administrative fee payable ..................................           33,976
 Accrued expenses and other liabilities ......................          197,378
                                                                  -------------
 Total liabilities ...........................................       76,471,386
                                                                  -------------
NET ASSETS ...................................................    $ 184,617,920
                                                                  =============


COMPOSITION OF NET ASSETS
 Common stock, at par ........................................    $     220,032
 Additional paid-in capital ..................................      297,657,051
 Distributions in excess of net investment income ............       (2,018,086)
 Accumulated net realized loss on investment transactions ....      (92,017,141)
 Net unrealized depreciation of investments ..................      (19,223,936)
                                                                  -------------
                                                                  $ 184,617,920
                                                                  =============



NET ASSET VALUE PER SHARE(based on 22,003,240
  shares outstanding) ........................................           $ 8.39
                                                                         ======
--------------------------------------------------------------------------------
See notes to financial statements.


STATEMENT OF OPERATIONS
Year Ended September 30, 1999       ACM Managed Dollar Income Fund
=================================================================================================================================
INVESTMENT INCOME
  Interest.................................................................   $32,719,443
  Dividends................................................................       452,075
                                                                                ---------
                                                                                                 $33,171,518
EXPENSES
  Advisory fee.............................................................     1,815,161
  Administrative fee.......................................................       363,027
  Loan fees................................................................       102,614
  Audit and legal..........................................................       101,863
  Reports and notices to shareholders......................................        92,517
  Custodian................................................................        69,446
  Transfer agency..........................................................        37,069
  Directors' fees..........................................................        35,940
  Registration fees........................................................        33,205
  Amortization of organization expenses....................................           474
  Miscellaneous............................................................        28,365
                                                                                ---------
  Total expenses before interest expense...................................     2,679,681
  Interest expense.........................................................     3,262,948
  Total expenses...........................................................                        5,942,629
                                                                                                ------------
  Net investment income....................................................                       27,228,889
                                                                                                ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions.............................                     (56,696,741)
  Net change in unrealized depreciation of investments and other assets....                       63,688,493
                                                                                                ------------
  Net gain on investments..................................................                        6,991,752
                                                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................                      $34,220,641
                                                                                                ============



STATEMENT OF CHANGES IN NET ASSETS
=================================================================================================================================

                                                                                  Year Ended            Year Ended
                                                                                September 30, 1999    September 30, 1998
                                                                                 ------------------   ------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...................................................        $ 27,228,889     $   30,275,798
   Net realized loss on investment transactions............................         (56,696,741)       (31,929,017)
   Net change in unrealized appreciation/depreciation
     of investments and other assets.......................................          63,688,493       (103,671,471)
                                                                                   ------------     --------------
   Net increase (decrease) in net assets from operations...................          34,220,641       (105,324,690)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income...................................................         (27,228,889)       (33,486,944)
   Distributions in excess of net investment income........................          (2,893,503)             -0-
   Net realized gain on investments........................................                -0-         (25,704,945)
                                                                                   ------------     --------------
   Net decrease in net assets resulting from dividends & distributions to
     shareholders..........................................................         (30,122,392)       (59,191,889)

COMMON STOCK TRANSACTIONS
   Reinvestment of dividends resulting in the issuance of Common Stock.....           3,599,304          4,922,505
                                                                                   ------------     --------------

   Total increase (decrease)...............................................           7,697,553       (159,594,074)
NET ASSETS
   Beginning of year.......................................................         176,920,367        336,514,441
                                                                                   ------------     --------------

   End of year (including undistributed net investment income
     of $1,169,785 at September 30, 1998)..................................        $184,617,920     $  176,920,367
                                                                                   ============     ==============

---------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


STATEMENT OF CASH FLOWS
For the Year Ended September 30, 1999                    ACM Managed Dollar Income Fund
==============================================================================================
INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES
 Interest and dividends received.....................      $  31,790,926
 Interest expense paid...............................         (3,199,423)
 Operating expenses paid.............................         (2,626,398)
                                                           -------------
Net increase in cash from operating activities.......                            $25,965,105

INVESTING ACTIVITIES
 Purchases of long-term investments..................       (520,266,790)
 Proceeds from disposition of long-term investments..        517,888,800
 Purchases of short-term investments, net............         (4,726,625)
                                                           -------------
Net decrease in cash from investing activities.......                             (7,104,615)

FINANCING ACTIVITIES(a)
 Cash dividends and distributions paid...............        (26,480,238)
 Proceeds from borrowings............................          7,000,000
                                                           --------------

Net decrease in cash from financing activities.......                            (19,480,238)
                                                                                 -----------
Net decrease in cash.................................                               (619,748)
Cash at beginning of year............................                                620,252
                                                                                 -----------

Cash at end of year..................................                            $       504
                                                                                 ===========

----------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES
Net increase in net assets from operations...........                            $34,220,641

ADJUSTMENTS
 Decrease in interest receivable.....................      $   1,878,884
 Accretion of bond discount..........................         (3,259,476)
 Decrease in accrued expenses and other assets.......             53,283
 Increase in interest payable........................             63,525
 Net gain on investments.............................         (6,991,752)
                                                           -------------
Total adjustments....................................                             (8,255,536)
                                                                                 -----------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES.......                            $25,965,105
                                                                                 ===========

----------------------------------------------------------------------------------------------

(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1999                                ACM Managed Dollar Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1.Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2.Organization Expenses
Organization expenses of approximately $40,000 were deferred and were amortized on a straight-line basis through October 1998.

3.Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4.Investment Income and Investment
Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5.Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

                                                  ACM Managed Dollar Income Fund
================================================================================

During the current fiscal year, permanent differences, primarily due to book to tax differences on accrual of income, resulted in a net decrease in accumulated net realized loss on investment transactions, a net decrease in distributions in excess of net investment income and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.
--------------------------------------------------------------------------------

NOTE B: Advisory,  Administrative  Fees, and
Other  Transactions  with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,935 during the year ended September 30, 1999.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE  C: Investment  Transactions
Purchases and sales of investment securities (excluding short-term investments, options and U.S. government securities) aggregated $535,556,084 and $521,783,261, respectively, for the year ended September 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 1999.

At September 30, 1999, the cost of investments, including options purchased, for federal income tax purposes was $270,391,981. Accordingly, gross unrealized appreciation of investments was $4,868,094 and gross unrealized depreciation of investments was $24,968,548, resulting in net unrealized depreciation of $20,100,454.

At September 30, 1999, the Fund had a capital loss carryforward of $57,455,739 which expires in the year 2007.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $33,684,884 during the fiscal year. To the extent that the carryover losses are used to offset future capital gains, it is probable that gain offset will not be distributed to shareholders.

1.Options Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the

NOTES TO FINANCIAL STATEMENTS(continued)          ACM Managed Dollar Income Fund
================================================================================

Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the year ended September 30, 1999.

2. Interest Rate Swap Agreements
The Fund may enter into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation on interest rate swap contracts.

At September 30, 1999, the Fund had no outstanding interest rate swap contracts.

--------------------------------------------------------------------------------
NOTE D: Capital Stock
There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 22,003,240 shares of Common Stock outstanding at September 30, 1999, the Adviser owned 7,100 shares.

During the years ended September 30, 1999 and September 30, 1998, the Fund issued 380,881 and 378,603 shares, respectively, in connection with the dividend reinvestment plan.
--------------------------------------------------------------------------------

NOTE E: Bank Borrowing
The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was renewed on March 23, 1998. The maximum credit available is $95,000,000 and the amount outstanding as of September 30, 1999 was $57,500,000 with an average interest rate of 6.07%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the year ended September 30, 1999 was approximately $54,984,932 with a related weighted average annualized interest rate of 5.93%. The Fund is also obligated to pay Citibank, N.A. a facility fee computed at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.

                                                  ACM Managed Dollar Income Fund
================================================================================

NOTE F: Concentration  of Risk
Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


FINANCIAL HIGHLIGHTS                                                                         ACM Managed Dollar Income Fund
===========================================================================================================================
Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                           Year Ended September 30,
                                                     ----------------------------------------------------------------------
                                                      1999           1998            1997           1996              1995
                                                     -----         ------           ------         ------            ------
Net asset value, beginning of year..............     $8.18         $15.84           $13.08         $10.42            $11.29
                                                     -----         ------           ------         ------            ------


Income From Investment Operations
Net investment income...........................      1.25(a)        1.41(a)         1.45(a)         1.27              1.32
Net realized and unrealized gain (loss) on
  investment and option transactions............       .34          (6.30)           2.62            2.65              (.85)
                                                     -----         ------           ------         ------            ------

Net increase (decrease) in net asset
  value from operations.........................      1.59          (4.89)           4.07            3.92               .47
                                                     -----         ------           ------         ------            ------

Less: Dividends and Distributions
Dividends from net investment income............     (1.25)         (1.56)          (1.31)          (1.26)            (1.32)
Distributions in excess of net
  investment income.............................      (.13)           -0-             -0-             -0-               -0-
Distributions from net realized
  gains on investments..........................       -0-          (1.21)            -0-             -0-               -0-
Tax return of capital distribution..............       -0-            -0-             -0-             -0-              (.02)
                                                     -----         ------           ------         ------            ------

Total dividends and distributions...............     (1.38)         (2.77)          (1.31)          (1.26)            (1.34)
                                                     -----         ------           ------         ------            ------
Net asset value, end of year....................    $ 8.39        $  8.18          $15.84          $13.08            $10.42
                                                    ======        =======          ======          ======            ======

Market value, end of year.......................    $10.25        $9.3125          $15.00          $11.75            $9.875
                                                    ======        =======          ======          ======            ======

Total Return(b)
Total investment return based on:
  Market value..................................     27.06%        (23.44)%         40.87%         33.53%               .92%
  Net asset value...............................     18.69%        (36.22)%         33.64%         40.86%              6.11%

Ratios/Supplemental Data
Net assets, end of year (000's omitted).........  $184,618       $176,920        $336,514       $370,546           $295,013
Ratio of expenses to average net assets.........      2.46%          2.56%           2.36%          2.59%              2.83%
Ratio of expenses to average net assets.........
  excluding interest expense (c)................      1.11%          1.03%           1.01%          1.07%              1.17%
Ratio of net investment income to
  average net assets............................     11.27%          8.19%           8.00%          8.79%             10.56%
Portfolio turnover rate.........................       223%           208%            274%           443%               344%

---------------------------------------------------------------------------------------------------------------------------

(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(c) Net interest expense of 1.35%, 1.53%, 1.35%, 1.52% and 1.66% respectively, on loan agreements (See Note E).

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                              ACM Managed Dollar Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Managed Dollar Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
November 12, 1999

ADDITIONAL INFORMATION                            ACM Managed Dollar Income Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

    (i) If the shares of Common Stock are trading at net asset value or at a premiumabove net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

    (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

ADDITIONAL INFORMATION(continued)                 ACM Managed Dollar Income Fund
================================================================================

Year 2000 (Unaudited)
Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "19XX," which could result in processing inaccuracies and inoperability at or after the year 2000. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Funds' shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts.

Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and applications and nonmission critical systems have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of

ADDITIONAL INFORMATION(continued)                 ACM Managed Dollar Income Fund
================================================================================

interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and its major service providers will not operate as intended and that the systems and applications of third-party suppliers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


                                                                        ACM Managed Dollar Income Fund
------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS                                    William H. Foulk, Jr.(1)
John D. Carifa, Chairman                              Dr. James M. Hester(1)
Ruth Block(1)                                         Clifford L. Michel(1)
David H. Dievler(1)                                   Donald J. Robinson(1)
John H. Dobkin(1)                                     Robert C. White(1)




OFFICERS
Wayne D. Lyski, President                             Edmund P. Bergan, Jr., Secretary
Kathleen A. Corbet, Senior Vice President             Mark D. Gersten, Treasurer & Chief Financial Officer
Paul J. DeNoon, Vice President                        Juan J. Rodriguez, Controller
Vicki L. Fuller, Vice President
Wayne C. Tappe, Vice President

ADMINISTRATOR                                         INDEPENDENT AUDITORS
Princeton Administrators, L.P.                        Ernst & Young LLP
P.O. Box 9095                                         787 Seventh Avenue
Princeton, NJ 08543-9095                              New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,                     LEGAL COUNSEL
TRANSFER AGENT AND REGISTRAR                          Seward & Kissel
State Street Bank & TrustCompany                      One Battery Park Plaza
225 Franklin Street                                   New York, NY 10004
Boston, MA 02110

------------------------------------------------------------------------------------------------------------


(1)  Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                      ACM
                               ---------------------
                                    MANAGED
                               ---------------------
                                    DOLLAR
                               ---------------------
                                  INCOME FUND
                               ---------------------

                                        Annual Report
                                        September 30, 1999


                                                Alliance

ACM Managed Dollar Income Fund
Summary of General Information

The Fund
ACM Managed Dollar Income Fund is a closed-end management investment company investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high yield, high risk U.S. and non-U.S. fixed income securities which the Fund's investment adviser expects to benefit from improving economic and credit fundamentals.

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSEtrading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, New York 10105

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.


MDIAR 999